UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2013

Naked Brand Group Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52381	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2 – 34346 Manufacturers Way, Abbotsford, BC  V2S 7M1
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 877.592.4767

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 27, 2013, we announced that we will be launching a women’s collection of lingerie targeted to hit major U.S. and Canadian retailers in January 2014.  In addition and in connection with the foregoing new development, Naked Boxer Brief Clothing Inc., our wholly owned operating subsidiary, changed its name to “Naked Inc.” on February 20th, 2013 to recognize the pending transition to a unisex brand and the upcoming launch of its women’s line.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

99.1          News Release dated February 27, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAKED BRAND GROUP INC.

By:

/s/ Alex McAulay
Name:  Alex McAulay
Position:  Chief Financial Officer, Secretary,
Treasurer and Director

Date: February 28, 2013